UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2014

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

       Registrant's telephone number, including area code:    (573) 778-1800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

On August 7, 2014, Southern Missouri Bancorp, Inc. (“Southern Missouri”) filed a Current Report on Form 8-K to report, among other things, under Item 2.01 the completion of its acquisition of Peoples Service Company (“PSC”), which occurred on August 5, 2014.  In that filing, Southern Missouri indicated under Item 9.01 that it would amend the Form 8-K at a later date (no later than October 21, 2014) to include the financial information required by Item 9.01 of Form 8-K.  This amendment is being filed to provide such financial information.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of PSC as of December 31, 2013 and 2012 and the audited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows of PSC for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated balance sheet of PSC as of June 30, 2014, the unaudited consolidated statements of operations and cash flows of PSC for the six months ended June 30, 2014 and 2013 and the unaudited consolidated statement of stockholders' equity of PSC for the six months ended June 30, 2014 are filed as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2014 and the unaudited pro forma combined condensed consolidated statements of income for the year ended June 30, 2014 are filed as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are being filed herewith.

23.1	Consent of KPM CPAs, PC
99.2
Audited consolidated balance sheets of PSC as of December 31, 2013 and 2012 and audited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows of PSC for the years ended December 31, 2013 and 2012

99.3
Unaudited consolidated balance sheet of PSC as of June 30, 2014, the unaudited consolidated statements of operations and cash flows of PSC for the six months ended June 30, 2014 and 2013 and the unaudited consolidated statement of stockholders' equity of PSC for the six months ended June 30, 2014

99.4	Unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2014 and unaudited pro forma combined condensed consolidated statements of income for the year ended June 30, 2014

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: October 21, 2014	By: /s/ Greg A. Steffens Greg A. Steffens President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPM CPAs, PC
99.2
Audited consolidated balance sheets of PSC as of December 31, 2013 and 2012 and audited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows of PSC for the years ended December 31, 2013 and 2012

99.3
Unaudited consolidated balance sheet of PSC as of June 30, 2014, the unaudited consolidated statements of operations and cash flows of PSC for the six months ended June 30, 2014 and 2013 and the unaudited consolidated statement of stockholders' equity of PSC for the six months ended June 30, 2014

99.4	Unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2014 and unaudited pro forma combined condensed consolidated statements of income for the year ended June 30, 2014